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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   April 27, 1998

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                       1-10989                61-1055020
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                              Identification No.)



                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


     On April 16, 1998, Vencor, Inc. (the "Company") announced operating results for the three months ended March 31, 1998. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1  Press Release dated April 16, 1998.

ITEMS 8-9.  NOT APPLICABLE.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VENCOR, INC.



Dated:  April 27, 1998                       By: /s/ W. Bruce Lunsford
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                                             W. Bruce Lunsford
                                             Chairman of the Board,
                                             President and Chief
                                             Executive Officer



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